Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of RINO International Corporation on Form 10-K/A, Amendment No. 3, for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of RINO International Corporation hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Jade Mountain Corporation.

By:	/s/ Zou Dejun
Zou Dejun
Chief Executive Officer

By:	/s/ Bruce Richardson
Bruce Richardson
Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to RINO International Corporation and will be retained by RINO International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

August 1, 2008